EXHIBIT 10.1

THIRD LOAN MODIFICATION AGREEMENT

This Third Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of the Third Loan Modification Effective Date by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and (i) SATCON TECHNOLOGY CORPORATION, a Delaware corporation; SATCON POWER SYSTEMS, INC., a Delaware corporation; SATCON ELECTRONICS, INC., a Delaware corporation; SATCON APPLIED TECHNOLOGY, INC., a Delaware corporation; each with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; and (ii) SATCON POWER SYSTEMS CANADA LTD. (the “Canadian Borrower”), a corporation organized under the laws of the Province of Ontario, Canada with offices located at 835 Harrington Court, Burlington, Ontario L7N 3P3 (individually and collectively, jointly and severally, “Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 20, 2008, evidenced by, among other documents, a certain Loan and Security Agreement dated as of February 20, 2008, as amended by that certain First Loan Modification Agreement, dated as of the First Loan Modification Effective Date and that certain Second Loan Modification Agreement, dated as of the Second Loan Modification Effective Date (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and a certain Intellectual Property Security Agreement dated as of February 20, 2008, as may be amended from time to time (the “IP Agreement”).

2.             Hereinafter, the Loan Agreement and the IP Agreement, together with all other documents executed in connection therewith evidencing, securing or otherwise relating to the Obligations (other than this Loan Modification Agreement) shall be referred to as the “Existing Loan Documents”.

3.             DESCRIPTION OF CHANGE IN TERMS.

A.                                   Modifications to Loan Agreement.

1                                          The Loan Agreement shall be amended by deleting the following Section 2.4(e) in its entirety:

“(e)         Collateral Monitoring Fee.  During each month in which any Obligations are outstanding under this Agreement, a monthly collateral monitoring fee of $750, payable in arrears on the last day of each month (prorated for any partial month) at the beginning and upon termination of this Agreement; and”

and inserting in lieu thereof the following:

“(e)         Collateral Monitoring Fee.  During each month in which any Obligations are outstanding under this Agreement, a monthly collateral monitoring fee of $750, payable in arrears on the last day of each month (prorated for any partial month) at the beginning and upon termination of this Agreement; provided, however, such fee shall be waived for any month in which Borrower’s unrestricted cash on deposit at Bank plus unused availability pursuant to the Revolving Line under this Agreement, as determined by Bank with reference to the Availability Amount set forth herein, is greater than $10,000,000 at all times during such month; and”

2                                          The Loan Agreement shall be amended by deleting the following text appearing as Section 6.2(a)(i) in its entirety:

“(i) weekly (monthly, if there are no borrowings under this Agreement or in the event Borrower maintains or exceeds $12,000,000 in (A) Borrower’s unrestricted cash on deposit at Bank plus (B) unused availability pursuant to the Revolving Line under this Agreement, as determined by Bank with reference to the Availability Amount set forth herein) (twice per month, if there are borrowings under this Agreement and Borrower maintains between $10,000,000 and $12,000,000 in (A) unrestricted cash on deposit at Bank plus (B) unused availability pursuant to the Revolving Line under this Agreement, as determined by Bank with reference to the Availability Amount set forth herein, and upon each request for a Credit Extension, a Transaction Report;”

and inserting in lieu thereof the following:

“(i) twice per month as of the 15th day and as of the last day of each month (monthly, in the event Borrower maintains or exceeds $10,000,000 in (A) Borrower’s unrestricted cash on deposit at Bank plus (B) unused availability pursuant to the Revolving Line under this Agreement, as determined by Bank with reference to the Availability Amount set forth herein), and upon each request for a Credit Extension, a Transaction Report;”

3                                          The Loan Agreement shall be amended by deleting the following Section 6.6 entitled “Access to Collateral; Books and Records” in its entirety:

“6.6        Access to Collateral; Books and Records.  At reasonable times, on one (1) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books.  The foregoing inspections and audits shall be (i) conducted three times per year or as conditions warrant in Bank’s discretion, and (ii) at Borrower’s expense, and the charge therefor shall be $750 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses.  In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedules the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.”

and inserting in lieu thereof the following:

“6.6        Access to Collateral; Books and Records.  At reasonable times, on one (1) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books.  The foregoing inspections and audits shall be (i) conducted three times per year or as conditions warrant in Bank’s discretion, and (ii) at Borrower’s expense, and the charge therefor shall be $850 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses.  In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedules the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.”

4                                          The Loan Agreement shall be amended by deleting the following Section 6.9 entitled “Financial Covenants” in its entirety:

“              6.9          Financial Covenants.

Borrower shall maintain at all times, to be certified by the Borrower as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a)           Liquidity.  Borrower’s (A) unrestricted cash on deposit at Bank plus (B) unused availability pursuant to the Revolving Line under this Agreement, as determined by Bank with reference to the Availability Amount set forth herein, of at least $4,000,000.

(b)           Tangible Net Worth.  A Tangible Net Worth, tested as of the last day of each fiscal quarter, of at least (i) from the Second Loan Modification Effective Date through March 31, 2009, $12,000,000, and (ii) from June 30, 2009, and as of the end of each fiscal quarter of Borrower thereafter, $12,500,000. The Tangible Net Worth requirements set forth herein shall increase by 50% of quarterly Net Income and 50% of issuances of equity after the Second Loan Modification Effective Date.”

and inserting in lieu thereof the following:

“              6.9          Financial Covenants.

Borrower shall maintain at all times, to be certified by the Borrower as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a)           Liquidity.  Borrower’s (A) unrestricted cash on deposit at Bank plus (B) unused availability pursuant to the Revolving Line under this Agreement, as determined by Bank with reference to the Availability Amount set forth herein, of at least $4,000,000.

(b)           Tangible Net Worth.  A Tangible Net Worth, tested as of the last day of each fiscal quarter, of at least (i) as of the quarter ending September 30, 2009, $16,000,000, and (ii) as of the quarter ending December 31, 2009 and as of the end of each fiscal quarter of Borrower thereafter, $15,000,000. The Tangible Net Worth requirements set forth herein shall increase by 50% of quarterly Net Income and 50% of issuances of equity after the Third Loan Modification Effective Date.”

5                                          The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof, entitled “Definitions”:

“              “Borrowing Base” is (a) 80% of Eligible Accounts plus (b) the lesser of 25% of the value of Borrower’s Eligible Inventory (valued at the lower of cost or wholesale fair market value) or $1,000,000, as determined by Bank from Borrower’s most recent Borrowing Base Certificate, provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.”

“Eligible Inventory” means, at any time, the aggregate of Borrower’s Inventory that (a) consists of finished goods or raw materials, in good, new, and salable condition, which are not perishable, returned, consigned, obsolete, not sellable, damaged, or defective, and is not comprised of demonstrative or custom inventory, works in progress, packaging or shipping materials, or supplies; (b) meet all applicable governmental standards; (c) have been manufactured in compliance with the Fair Labor Standards Act; (d) are not subject to any Liens, except the first priority Liens granted or in favor of Bank under this Agreement or any of the other Loan Documents; (e) are located at Borrower’s principal place of business, any location noted on the Borrower’s Perfection Certificate delivered in connection herewith (provided Bank has received a landlord’s waiver, bailee’s waiver or similar agreement in form reasonably satisfactory to Bank with respect to such location), or any location permitted under Section 7.2; and (f) are otherwise acceptable to Bank in its good faith business judgment.

“Prime Rate” is Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.”

and inserting in lieu thereof the following:

“              “Borrowing Base” is 80% of Eligible Accounts, as determined by Bank from Borrower’s most recent Borrowing Base Certificate, provided, however, that Bank may decrease the foregoing percentage in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

“Prime Rate” is the greater of (i) Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate and (ii) four percent (4.00%) per annum.”

The Loan Agreement shall be amended by inserting the following definitions in the appropriate alphabetical order in Section 13.1 thereof, entitled “Definitions”:

“              “Third Loan Modification Agreement” means that certain Third Loan Modification Agreement, dated as of the Third Loan Modification Effective Date, by and between Borrower and Bank.”

“Third Loan Modification Effective Date” is the date noted on the signature page to the Third Loan Modification Agreement.”

6                                          The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit D hereto.

4.             FEES.  Borrower shall pay to Bank a modification fee in the amount of Ten Thousand Dollars ($10,000.00), which fee shall be due and payable and fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred by Bank in connection with the Existing Loan Documents and this amendment thereto.

5.             RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of the IP Agreement and acknowledges, confirms and agrees that the IP Agreement contains an accurate and complete listing of all Intellectual Property.

6.             RATIFICATION OF PERFECTION CERTIFICATE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of February 20, 2008 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures Borrower provided to Bank in the Perfection Certificate, as amended, has not changed.

7.             AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8.             CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9.             RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10.           NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that, as of the date of this Loan Modification Agreement, Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11.           CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12.           COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the Third Loan Modification Effective Date.

BORROWER:

SATCON TECHNOLOGY CORPORATION

By	/s/ Charles S. Rhoades
Name:	Charles S. Rhoades
Title:	President and Treasurer

SATCON POWER SYSTEMS, INC.

By	/s/ Charles S. Rhoades
Name:	Charles S. Rhoades
Title:	President and Treasurer

SATCON APPLIED TECHNOLOGY, INC.

By	/s/ Charles S. Rhoades
Name:	Charles S. Rhoades
Title:	President and Treasurer

SATCON ELECTRONICS, INC.

By	/s/ Charles S. Rhoades
Name:	Charles S. Rhoades
Title:	President and Treasurer

SATCON POWER SYSTEMS CANADA LTD.

By	/s/ Charles S. Rhoades
Name:	Charles S. Rhoades
Title:	President and Treasurer

BANK:

SILICON VALLEY BANK

By
Name:
Title:

Third Loan Modification Effective Date: September 30, 2009

[Satcon –Third Loan Modification Agreement Signature Page]

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	SATCON TECHNOLOGY CORPORATION, et al.

The undersigned authorized officer of Satcon Technology Corporation and its Subsidiaries (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                                with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 120 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings	Monthly within 15 days	Yes No
Projections	Annually	Yes No

]

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required		Actual	Complies

Maintain on a Monthly Basis:
Minimum Liquidity		$4,000,000	$	Yes No
Minimum Tangible Net Worth	$		$	Yes No
		*See Section6.9(b)

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

SATCON TECHNOLOGY CORPORATION, et al.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: ☐ Yes ☐ No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:

I.              Liquidity (Section 6.9(a))

Required:               $4,000,000 (at all times)

Actual:

A.	Unrestricted cash at Bank	$

B.	Availability Amount	$

C.	Liquidity (line A plus line B)	$

Is line C equal to or greater than $4,000,000          ?

☐	No, not in compliance	☐	Yes, in compliance

II.            Tangible Net Worth (Section 6.9(b))

Required:               As of the fiscal quarter ending September 30, 2009, $16,000,000, and (ii) as of the quarter ending December 31, 2009, and as of the end of each fiscal quarter of Borrower thereafter, $15,000,000.  The Tangible Net Worth requirements set forth herein shall increase by 50% of quarterly Net Income and 50% of issuances of equity after the Third Loan Modification Effective Date.

Actual:                   $

A.	Aggregate value of total assets of Borrower	$

B.	Deferred Financing Costs	$

C.	Aggregate value of goodwill of Borrower	$

D.	Aggregate value of intangible assets of Borrower	$

E.	Aggregate value of obligations owing to Borrower from officers or other directors	$

F.	Aggregate value of any reserves not already deducted from assets	$

G.	Total Liabilities	$

H.	Value of Line A plus B minus C minus D minus E minus F minus G	$

Is line H equal to or greater than $          ?

☐	No, not in compliance	☐	Yes, in compliance

BOS 46,531,632v2 063230.010000